Subsequent Events	12 Months Ended
Aug. 31, 2022
Subsequent Events [Abstract]
Subsequent Events
20.	Subsequent Events

20.1.	Closing of Private Placement

The Company entered into certain securities purchase agreement on August 9, 2022 (the “SPA”) with certain non-affiliated and accredited “non-U.S. Persons”, (the “Purchasers”). Pursuant to which the Company agreed to sell 21,404,109,589 units each consisting of one Class A Ordinary Shares of the Company, par value $0.000001 per share and a warrant to purchase 0.5 Shares. The purchase price of each Unit was $0.001168. On September 1, 2022, the Offering closed as all the conditions of the SPA have been satisfied and the Company issued the Shares and the Warrants to the Purchasers. The gross proceeds to the Company from the Offering were $25 million.

20.2.	Disposition

On October 28, 2022, the Company, OneSmart Edu Inc. (“OneSmart BVI”), the Company’s wholly owned subsidiary, and Muckle Capital Investment Co., Ltd. (the “Purchaser”), entered into a certain share purchase agreement (the “Disposition SPA”). Pursuant to the Disposition SPA, the Purchaser agreed to purchase OneSmart BVI in exchange for cash consideration of $1,000,000 (the “Purchase Price”). Upon the closing of the transaction contemplated by the Disposition SPA, the Purchaser will become the sole shareholder of OneSmart BVI and as a result, assume all assets and liabilities of all the subsidiaries and VIE entities owned or controlled by OneSmart BVI. The closing of the Disposition is subject to certain closing conditions including the payment of the Purchase Price, the receipt of a fairness opinion from Roma Appraisals Limited and the approval of the Company’s shareholders.

As of November 25, 2022, the Company completed the disposition after the satisfaction or waiver of all closing conditions.